Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated September 30, 2016
to the
Snow Capital Opportunity Fund (the “Fund”)
Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2016

This supplement makes the following amendments to disclosures in the Fund Prospectus and SAI dated June 28, 2016:

Effective September 30, 2016, Mr. Nathan T. Snyder, a Portfolio Manager for the Fund, has resigned from Snow Capital Management L.P.  Accordingly, all references to Mr. Snyder as a Portfolio Manager in the Fund’s Prospectus and SAI are hereby removed.

Also effective immediately, Ms. Anne S. Wickland, CFA, has been added as a Portfolio Manager for the Fund.  The following disclosures are hereby revised to reflect the addition of Ms. Wickland as a Portfolio Manager:

Prospectus

The disclosure under the Summary Section entitled “Portfolio Managers” on page 10 is amended to read as follows:

Portfolio Managers.  Richard A. Snow, Chief Investment Officer of the Adviser has managed the Fund since the Fund commenced operations in April 2006.  Jessica W. Bemer, CFA, Portfolio Manager of the Adviser, has managed the Fund since October 1, 2014. Anne S. Wickland, CFA, Portfolio Manager and Principal of the Adviser, has managed the Fund since September 30, 2016.

The disclosure under the section entitled “Management of the Funds – Portfolio Managers” beginning on page 19 is amended as follows:

Anne S. Wickland, CFA, is a Portfolio Manager for the Small Cap Value Fund and Opportunity Fund and is jointly responsible for the day-to-day management of each Fund’s investment portfolio.  Ms. Wickland joined the Adviser in 2006 as a research analyst.  Prior to joining the Adviser, Ms. Wickland worked as a Senior Research Associate at Prudential Equity Group from November 2001 to November 2006.  She is a graduate of Davidson College where she earned a B.A. degree, and received her M.B.A. from the NYU Stern School of Business.  Ms. Wickland holds the Chartered Financial Analyst® designation.

SAI

The section entitled “Management of the Funds – Portfolio Managers” beginning on page 33 is amended as follows:

Portfolio Managers
As stated in the Prospectus, Mr. Richard A. Snow, Mr. Joshua R. Schachter, Ms. Anne S. Wickland and Ms. Jessica W. Bemer are the Portfolio Managers for one or more of the Funds (the “Portfolio Managers”).

The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  Asset amounts are approximate as of February 29, 2016, and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Richard A. Snow
Other Registered Investment Companies	2	$0.5	0	$0
Other Pooled Investment Vehicles	1	$74.1	1	$74.1
Other Accounts	2,587	$3,007.3	0	$0

Joshua R. Schachter
Other Registered Investment Companies	2	$0.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,429	$3,550.5	0	$0

Anne S. Wickland*
Other Registered Investment Companies	3	$1.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	269	$1,851.1	0	$0

Jessica W. Bemer
Other Registered Investment Companies	3	$0.8	0	$0
Other Pooled Investment Vehicles	1	$74.1	1	$74.1
Other Accounts	50	$817.6	0	$0

*	Information provided is as of August 31, 2016.

The Adviser also serves as the investment adviser to various privately managed accounts, some of which may have a similar investment strategy to that of the Funds, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client, and is fair and nondiscriminatory.

Each of the Portfolio Managers receives compensation in the form of a fixed salary.  The Portfolio Managers are also eligible for a bonus, which is based on the overall profitability of the Adviser.  Additionally, the Portfolio Managers may receive equity dividends from their ownership in the Adviser.  The Portfolio Managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

As of February 29, 2016, the Portfolio Managers beneficially owned shares of the Funds as follows:

Dollar Range of Equity Securities in the Funds
Name of Portfolio Manager	Small Cap Value Fund	Opportunity Fund
Richard A. Snow	$100,001 - $500,000	Over $1,000,000
Joshua R. Schachter	Over $1,000,000	$100,001 - $500,000
Anne S. Wickland*	$100,001 - $500,000	$100,001 - $500,000
Jessica W. Bemer	$10,001 - $50,000	$100,001 - $500,000

*	Information provided is as of August 31, 2016.

Please retain this supplement with your Prospectus and SAI.